UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2016
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2016, Washington Real Estate Investment Trust (“Washington REIT”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”).

At the Annual Meeting, Washington REIT’s shareholders elected William G. Byrnes as a trustee of the Board of Trustees to serve until Washington REIT’s 2019 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Byrnes received the following votes:

For	Against	Abstain	Broker Non-Votes
51,043,887	322,911	120,406	11,758,082

Washington REIT’s shareholders also elected Paul T. McDermott as a trustee of the Board of Trustees to serve until Washington REIT’s 2019 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. McDermott received the following votes:

For	Against	Abstain	Broker Non-Votes
51,033,665	332,509	121,029	11,758,082

Washington REIT’s shareholders approved, by nonbinding advisory vote, the compensation paid to Washington REIT’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
49,967,345	1,168,900	350,959	11,758,082

Washington REIT’s shareholders approved the adoption of the Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan (and the terms and conditions of performance-based compensation under such plan). This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
49,753,301	1,392,397	339,852	11,758,082

Washington REIT’s shareholders ratified the appointment of Ernst & Young LLP as Washington REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2016. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
62,257,860	733,476	253,950	—

The results reported above are final voting results.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2016, the Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan (the "Plan") became effective upon approval by the shareholders, as described above. A description of the material terms and conditions of the Plan is set forth in Proposal 3, under the heading "Washington Real Estate Investment Trust 2016 Omnibus Plan and Terms and Conditions Relating to Performance-Based Compensation," in the 2016 Proxy Statement filed with the SEC on March 23, 2016 (and such description is incorporated by reference herein).

As previously announced, on February 16, 2016, John P. McDaniel resigned from the Board in order to effectuate his retirement therefrom consistent with Washington REIT’s board retirement policy, with such resignation taking effect at the commencement of the 2016 Annual Meeting of Shareholders. The 2016 Annual Meeting of Shareholders was held on May 12, 2016 and, consistent with the foregoing, Mr. McDaniel's resignation took effect at the commencement thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer
and Controller

May 16, 2016
(Date)